INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The components of the Company’s deferred taxes are as follows:

	2017	2016
Deferred tax assets (liabilities):
Net operating loss carryforward	$340,489	$175,275
Total deferred tax assets	340,489	175,275
Valuation Allowance	(340,489)	(175,275)
Net Deferred tax assets	$-	$-